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                                                                    Exhibit 99.2

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                             Goldman Sachs Investor
                                   Conference
                    ----------------------------------------
                                  May 22, 2002




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CONFIDENTIAL INFORMATION o Property of PRICELINE.COM incorporated.
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PRICELINE.COM WOULD LIKE TO REMIND YOU THAT THIS PRESENTATION MAY CONTAIN
FORWARD LOOKING STATEMENTS, WHICH ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT; THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED, IMPLIED OR FORECASTED IN ANY SUCH FORWARD-LOOKING STATEMENTS. EXPRESSIONS OF FUTURE GOALS AND SIMILAR EXPRESSIONS INCLUDING, WITHOUT LIMITATION, "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "DOES NOT CURRENTLY EXPECT," "PLANS," "ANTICIPATES," "BELIEVES," "ESTIMATES," "PREDICTS," "POTENTIAL," "TARGETS," OR "CONTINUE," REFLECTING SOMETHING OTHER THAN HISTORICAL FACT ARE INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE PRICELINE.COM'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS: ADVERSE CHANGES IN GENERAL MARKET CONDITIONS FOR LEISURE AND OTHER TRAVEL PRODUCTS AS THE RESULT OF RECENT TERRORIST EVENTS, HOSTILITIES OR OTHER SIMILAR OR RELATED EVENTS; ADVERSE CHANGES IN PRICELINE.COM'S RELATIONSHIPS WITH AIRLINES AND OTHER PRODUCT AND SERVICE PROVIDERS; SYSTEMS-RELATED FAILURES AND/OR SECURITY BREACHES; THE EFFECTS OF INCREASED COMPETITION; PRICELINE.COM'S ABILITY TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS; LOSSES BY PRICELINE.COM AND ITS LICENSEES; ANY ADVERSE IMPACT FROM NEGATIVE PUBLICITY AND NEGATIVE CUSTOMER REACTION TO SUCH PUBLICITY; LEGAL AND REGULATORY RISKS AND THE ABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. FOR A DETAILED DISCUSSION OF THESE AND OTHER FACTORS THAT COULD CAUSE PRICELINE.COM'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, PLEASE REFER TO PRICELINE.COM'S MOST RECENT FORM 10-Q, FORM 10-K AND FORM 8-K FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS REQUIRED BY LAW, PRICELINE.COM UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.



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HISTORICAL RESULTS: POST-IPO QUARTERLY PERFORMANCE

                   Q2 99      Q3 99      Q4 99      Q1 00      Q2 00      Q3 00      Q4 00      Q1 01      Q2 01     Q3 01

Revenue        $   111.6  $   152.2  $   169.2  $   313.8  $   352.1  $   341.3  $   228.2  $   269.7  $   364.8 $   302.0
Pro Forma EPS  $   (0.10) $   (0.08) $   (0.06) $   (0.04) $   (0.01) $   (0.01) $   (0.15) $   (0.03) $    0.05 $    0.03

Margin               9.4%      12.0%      14.2%      15.6%      15.7%      15.9%      15.4%      16.0%      16.5%     16.7%
Contribution   $    10.5  $    18.2  $    24.1  $    49.0  $    55.2  $    54.4  $    35.1  $    43.1  $    60.1 $    50.4

                   Q4 01     Q1 02

Revenue        $   235.3 $   261.9
Pro Forma EPS  $    0.01 $    0.02

Margin              16.7%     16.0%
Contribution   $    39.3 $    42.0

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CONFIDENTIAL INFORMATION o Property of PRICELINE.COM incorporated.
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
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KEY STRENGTHS: TRAVEL DIVERSIFICATION

                                           % BOOKED OFFERS

Air Booked Offers         886,135    590,088    709,576    963,167    779,319    584,505
Hotel Booked Offers       244,655    176,712    188,278    311,121    394,807    384,463
Rental Car Booked Offers  107,058     93,757    105,970    162,053    160,603    135,781
                       ------------------------------------------------------------------
                        1,237,848    860,557  1,003,824  1,436,341  1,334,729  1,104,749

Air Booked Offers           71.6%      68.6%      70.7%      67.1%      58.4%      52.9%
Hotel Booked Offers         19.8%      20.5%      18.8%      21.7%      29.6%      34.8%
Rental Car Booked Offers     8.6%      10.9%      10.6%      11.3%      12.0%      12.3%
                           100.0%     100.0%     100.0%     100.0%     100.0%     100.0%


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KEY STRENGTHS: BRAND

o  Powerful Brand Awareness: Top 5 Internet Brand


[AMERICA ONLINE.COM LOGO]

[AMAZON.COM LOGO]

[priceline.com LOGO]

[EBAY.COM LOGO]

[YAHOO.COM LOGO]





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KEY STRENGTHS: BRAND

o  BEST PLACE TO SAVE ON THE INTERNET


               Q2 01   Q3 01   Q4 01   Q1 02
priceline       40%     36%     31%     34%
Travelocity     24%     23%     30%     27%
Expedia         17%     16%     12%     14%
Hotwire          8%     14%     10%     12%
Orbitz          NA      10%     13%     12%

     Percentage of those aware of each particular brand that said the brand has or gets the best deals out there.

SOURCE: MILLWARD BROWN

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KEY STRENGTHS: CUSTOMER FRANCHISE

                                                          GROWING REPEAT


                               2Q00          3Q00        4Q00          1Q01           2Q01         3Q01           4Q01          1Q02
                        ------------------------------------------------------------------------------------------------------------
Cumulative Customers      6,766,773     8,110,798   8,994,660     9,886,150     10,911,191   11,838,529     12,692,611    13,567,403
% Repeat Offers               39.0%         51.3%       54.5%         57.7%          61.2%        62.7%          63.6%         63.6%


                                      GROWING CUSTOMER LOYALTY


                                                                 2Q01              3Q01             4Q01              1Q02
% of Offers from Previously Bound Customers                     43.00%            48.10%           53.80%            54.20%


                               YEAR/YEAR DEMAND GROWTH

2Q01                                                   2,645,198           107%
3Q01                                                   2,487,065            90%
4Q01                                                   2,346,024           121%
1Q02                                                   2,405,537           114%


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

                                 2001            2002            LONG
                                  Q1              Q1             TERM
                           --------------  --------------  --------------
Revenue                           100.0%          100.0%          100.0%
Gross Profit                       16.0%           16.0%           17.5%

Advertising                         6.0%            3.9%            3.0%
Fixed Costs                         7.6%            6.6%            4.3%
Variable Costs                      5.4%            4.0%            4.0%
                           --------------  --------------  --------------
Operating Expenses                 19.0%           14.5%           11.3%

Operating Income                   -3.0%            1.5%            6.2%


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KEY STRENGTHS: FINANCIAL LEVERAGE

o  Gross margin minus variable expenses running at all-time high


     Margin after Variable Expenses

2Q99                               1.9%
3Q99                               4.4%
4Q99                               6.6%
1Q00                               9.2%
2Q00                               8.9%
3Q00                               9.7%
4Q00                               8.5%
1Q01                              10.6%
2Q01                              11.2%
3Q01                               9.9%
4Q01                              10.5%
1Q02                              12.0%


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CURRENT ENVIRONMENT ASSESSMENT

o        Continued airline dislocation/turbulence

o        Ultimate, inevitable return to higher (leisure) fares beginning

o        Continued attractiveness of Internet travel

           --       Market growth abates

o        Shift of margin/pricing to consumer

           --       Some margin erosion

o        Limited visibility


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KEY ASSETS IN PLACE

o        Brand Name/Investment

o        Cash Q1: $178M

o        Margin

o Lower break-even than any other broad-line seller of travel on the Internet

o        Successfully managed through historical volatility

o        Substantial NOLs



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GROWTH INITIATIVES

o        Business Recovery

o        New Products

           --  Vacation Packages

           --  Cruises




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PRICELINE VACATIONS
"BUILD YOUR OWN VACATION, NAME YOUR OWN PRICE"

[GRAPHIC OMITTED]

PRICELINE.COM VACATIONS IS AN ATTRACTIVE PRODUCT EXTENSION OPPORTUNITY,
OFFERING:

Entry into the $1.4B online packaged vacation market

        - Higher revenue/sale

        - Higher margins

Operating leverage from priceline's core product

        - Limited capital expenditure

        - Built on strength of existing supplier relationships

Enhancement of priceline's key brand attributes

        - Maintains/supports ownership of "Best Deal"

        - Broadens brand appeal


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GROWTH INITIATIVES

o        Business Recovery

o        New Products

           --  Vacation Packages

           --  Cruises

o        eBay



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EBAY PARTNERSHIP

[eBay logo]

o        Unique travel offering

o        Business relationship

o        Access eBay's 42 million registered users

o        Brand compatibility

o        "Powered By Priceline" platform


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GROWTH INITIATIVES

o        Business Recovery

o        New Products

           -- Vacation Packages

           -- Cruises

o        eBay

o        Horizontality



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PRICELINE HOME FINANCE

o        Priceline Mortgage: JV between Priceline (49%)/First Alliance Bank(51%)

            -- Best rates and closing costs available (guaranteed)

            -- Float down protection and loan-level pricing

            -- No tradeoffs

            -- Impressive growth with limited marketing support

o        Online mortgage penetration gaining consumer acceptance: 1% in 1999;
         15% in 2003(1)




(1) Source: Morgan Stanley Research
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